                                                                   Exhibit 10.1

                               FIRST AMENDMENT
                                      TO
                         SECOND AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT
                                      OF
                            FIRST INDUSTRIAL, L.P.


        The undersigned, being the sole general partner of First Industrial, L.P. (the "Partnership"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Second Amended and Restated Limited Partnership Agreement dated June 30, 1994 (the "Partnership Agreement") by and among First Industrial Realty Trust, Inc., as General Partner, and the Persons listed on Exhibit 1 thereto as Limited Partners, together with any Persons who become Partners in the Partnership in accordance with the terms thereof, does hereby amend the Partnership Agreement as follows:

        Capitalized terms used but not defined in this First Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

        1. Amendment. Subsection (A) of Section 6.4 of the Partnership Agreement is hereby amended by inserting in the last sentence thereof after the word "except" the numerical symbol "(i)" and by adding to the end of such sentence the following text:

        "or (ii) where the General Partner determines, in its sole judgment, that such sale, transfer or conveyance confers benefits on the General Partner or the Partnership in respect of matters of tax or corporate or financial structure; provided, in the case of this clause (ii), such sale, transfer or conveyance is not being effected for the purpose of materially disadvantaging the Limited Partners."

        2. Effectiveness. This First Amendment shall be effective as of December 21, 1994.

        3. Ratification. Except as expressly modified by this First Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.

Date:  November 17, 1995



                                        First Industrial Realty Trust, Inc.
                                          as sole General Partner
                                          of the Partnership





                                        By: /s/ Michael T. Tomasz
                                            -------------------------------
                                            Michael T. Tomasz
                                            President and Chief
                                             Executive Officer